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SPECIALTY EQUITY
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AllianceBernstein
Real Estate
Investment Fund

Annual Report
November 30, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o  Are Not FDIC Insured
                           o  May Lose Value
                           o  Are Not Bank Guaranteed
                          ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 19, 2003

Dear Shareholder:

This report contains the investment activity, market overview and outlook for AllianceBernstein Real Estate Investment Fund (the "Fund") for the annual reporting period ended November 30, 2002.

Investment Objective and Policies

This open-end fund seeks total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in, or related to, the real estate industry.

Investment Results

The following table provides the performance results for the Fund and its benchmarks, the National Association of Real Estate Investment Trusts (NAREIT) Equity Index and the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended November 30, 2002.

INVESTMENT RESULTS*
Periods Ended November 30, 2002

                                                        ------------------------
                                                              Total Returns
                                                        ------------------------
                                                        6 Months       12 Months
--------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Fund
     Class A                                             -7.35%           4.85%
--------------------------------------------------------------------------------
     Class B                                             -7.72%           4.15%
--------------------------------------------------------------------------------
     Class C                                             -7.71%           4.06%
--------------------------------------------------------------------------------
NAREIT Equity Index                                      -6.87%           5.57%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                     -11.49%         -16.51%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a market-value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. The unmanaged Standard & Poor's (S&P) 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The indices reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Real Estate Investment Fund.

      Additional investment results appear on pages 6-9.

After bucking the severe downtrend suffered by the U.S. equity market for the past two years, the real estate investment trust (REIT) benchmark, the


--------------------------------------------------------------------------------
                               ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

NAREIT Equity Index, posted a return of -6.87% for the six-month period ended November 30, 2002. As a result, the benchmark's 12-month return dropped back to 5.57%. These results continue to stand out from the dismal results of the broader U.S. equity market, as measured by the S&P 500 Stock Index, which has declined by 11.49% and 16.51% for the six- and 12-month periods ended November 30, 2002, respectively. Real estate fundamentals tend to lag the overall economic cycle, albeit with less violent swings due to the longer term nature of lease based revenues and the inherent stability of the tangible value of commercial real estate. Essentially, the recession caught up with real estate in the most recent period under review.

The Fund, too, performed well relative to the overall stock market for both time periods under review. However, the Fund's performance lagged that of its real estate benchmark, the NAREIT Equity Index, for the six- and 12-month periods ended November 30, 2002. The Fund's security selection, oriented toward healthier property markets, was unable to generate sufficient above-average growth in this relatively weak period to offset below market dividend yields. The Fund's portfolio benefited from its high exposure to retail property companies, the best performing sector of the REIT market, and from its specific stock selection among office, industrial and apartment companies. The Fund suffered from too high of an exposure to lodging companies in the face of a delayed onset to an economic recovery.

Market Overview

The decline of REIT prices during the recent six months was brought about by the sudden realization that there has been slow yet steady erosion in property market fundamentals. As always, the balance between supply and demand for space drives real estate market fundamentals. Although supply growth has been constrained throughout the past cycle, demand has faltered as the country's economic malaise has continued. As a result, earnings growth expectations for most real estate companies have withered. We entered this year expecting a modest level of cash flow growth of 4% for the REIT industry. We now expect that this will be a flat to slightly negative year. Worse yet, there is no consensus for growth in 2003. This uncertainty undercuts market pricing because real estate typically is seen as a safe haven in times of turmoil. As the recession has lengthened, this haven seems less safe than it has previously appeared.

Of course, some sectors and regions have performed better than others in this downturn. Bright spots include retail, industrial and downtown office. Retail activity has remained robust as the U.S. consumer has continued to spend. Industrial properties are perceived to be early beneficiaries of an economic recovery. Downtown office has remained solid because lease terms are among the longest in the industry,


--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

and select large markets (like New York and Washington) have been the beneficiaries of specific supply/demand drivers. Weakness has been most pronounced in suburban office, apartments and hotels. Suburban office demand has been driven by many of the industries most affected by the recession and is relatively easy to build. Apartment demand has suffered from both job loss and the relative affordability of home ownership, driven by low interest rates. Hotels have suffered from significant declines in business travel and the dour consumer mood.

Investment Activity

In anticipation of these trends, we increased the Fund's exposure to retail and industrial properties at the expense of suburban office and apartments earlier in the fiscal year. We continued adding to retail and subtracting from residential properties in recent months as the underlying drivers of these decisions remain in place. We have stopped adjusting the Fund's industrial and suburban office exposures, however, because share prices accurately appear to reflect the near-term prospects for these sectors. Indeed, we have begun adding to the Fund's hotel exposure because prices appear to reflect a worst case operating environment. We have also begun to reduce the Fund's exposure to New York City office companies because their valuations do not reflect their operating challenges.

Some of these changes have helped us in the short run, while others have hurt. As previously mentioned, the Fund benefited from its exposure to retail and from its stock selection within the sector. The Fund's additions to hotels hurt modestly, but our selection of hotel companies with high quality urban exposure intensified the pain. We expect that this hotel exposure will help the Fund in the long-term, but clearly we appear to have gone too far and too fast in this volatile sector.

As part of the Fund's ongoing portfolio evolution, we added two new holdings in the past six months, and we eliminated one pre-existing investment. The new holdings are Starwood Hotels and Cousins Properties. Starwood is among the largest hotel owners in the world. Its portfolio of high quality brands and properties should perform well once the U.S. and global economy return to growth. Frankly, we are unsure when this will occur, but we were willing to add Starwood at its current price because it trades at a substantial discount to the value of its properties (assuming a poor operating environment), and its balance sheet is among the strongest in the hotel business.

Cousins Properties is a premier owner and developer of both office and retail properties. The company traditionally has traded at a premium to other REITs, reflecting its highly lucrative development expertise. However, as property development cooled in recent years, the company's premium valuation faded as well. As markets improve from their current woeful state,


--------------------------------------------------------------------------------
                               ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Cousins' development business should add significant value, and its shares should outperform other REITs.

We recently eliminated the Fund's investment in Brookfield Properties because it appeared fully priced. Brookfield is a large owner of office properties in lower Manhattan, among other markets. Its share price was severely depressed after the events of September 11. However, its price fully recovered in the intervening year. In fact, we exited the Fund's position at prices above Brookfield's pre-September 11 price in spite of the dislocation in its largest market.

Market Outlook

Overall, we believe that the Fund is well positioned for the current period of uncertainty. The timing of the anticipated economic rebound remains difficult to predict. The companies in the Fund's portfolio, on average, have greater financial strength and more secure dividends than their peers. They are also slightly cheaper, on average, and should experience slightly higher growth in cash flow than the REIT market overall. However, we are reticent to take on any large exposures by sector or geography. We anticipate that portfolio turnover, which has been higher than normal, will remain elevated as we seek to maximize value in these turbulent times.

In conclusion, REITs have provided investors with extraordinary benefits over the past few years. They have dramatically exceeded returns posted by other investments and moderated overall portfolio volatility. We do not believe that REITs will continue to produce outsized returns. Given today's valuations, dividend yields, and operating environment, we expect the sector to produce modest returns over the next few years. We think these returns will be competitive with other investment alternatives. However, we do continue to expect REITs to provide outsized benefits from the standpoint of risk reduction. We believe that this combination of characteristics merits your continued attention.



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4 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

We appreciate your continuing interest and investment in AllianceBernstein Real Estate Investment Fund. We look forward to reporting our progress to you in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Daniel G. Pine

Daniel G. Pine
Senior Vice President


/s/ David A. Kruth

David A. Kruth
Vice President

[PHOTO] John D. Carifa

[PHOTO] Daniel G. Pine

[PHOTO] David A. Kruth

Portfolio Managers, Daniel G. Pine and David A. Kruth, have over 38 years of combined investment experience.


--------------------------------------------------------------------------------
                               ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND
GROWTH OF A $10,000 INVESTMENT
9/30/96* TO 11/30/02

 [THE FOLLOWING DATA WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                      AllianceBernstein            S&P 500     NAREIT Equity
               Real Estate Investment Fund       Stock Index       Index

9/30/96                   9579                    10000           10000
11/30/96                 10278                    11052           10766
11/30/97                 13877                    14202           13963
11/30/98                 11533                    17565           12096
11/30/99                 10074                    21235           10901
11/30/00                 12698                    20338           13277
11/30/01                 14269                    17854           15807
11/30/02                 14961                    14907           16687


NAREIT Equity Index: $16,687
AllianceBernstein Real Estate Investment Fund Class A : $14,961
S&P 500 Stock Index: $14,907

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Real Estate Investment Fund Class A shares (from 9/30/96 to 11/30/02) as compared to the performance of appropriate broad-based indices. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a market-value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ.

The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

When comparing AllianceBernstein Real Estate Investment Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Real Estate Investment Fund.


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6 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

                              [BAR CHART OMITTED]

                AllianceBernstein Real Estate Investment Fund --
                           Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
                            AllianceBernstein              NAREIT
                               Real Estate                 Equity
                             Investment Fund                Index
--------------------------------------------------------------------------------
      11/30/96*                    7.30%                     7.66%
      11/30/97                    35.02%                    29.70%
      11/30/98                   -16.89%                   -13.37%
      11/30/99                   -12.65%                    -9.88%
      11/30/00                    26.04%                    21.80%
      11/30/01                    12.33%                    19.05%
      11/30/02                     4.85%                     5.57%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a market-value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Real Estate Investment Fund.

* The Fund's return for the period ended 11/30/96 is from the Fund's inception date of 9/30/96 through 11/30/96. The benchmark's return for the period ended 11/30/96 is from 9/30/96 through 11/30/96.


--------------------------------------------------------------------------------
                               ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
November 30, 2002

INCEPTION DATES                 PORTFOLIO STATISTICS

Class A Shares                  Net Assets ($mil): $230.3
9/30/96                         Average Market Capitalization ($mil): $2,770
Class B Shares
9/30/96
Class C Shares
9/30/96

SECTOR/INDUSTRY BREAKDOWN

  20.1% Office
  19.3% Regional Malls
  17.0% Apartments
  11.1% Shopping Centers
  9.9% Diversified
  8.3% Warehouse & Industrial                   [PIE CHART OMITTED]
  5.1% Hotels & Restaurants
  1.8% Office - Industrial Mix
  1.7% Consumer Services
  1.5% Health Care
  1.0% Storage

  3.2% Short-Term

All data as of November 30, 2002. The Fund's sector/industry breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2002

Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
                     1 Year          4.85%                     0.39%
                     5 Year          1.52%                     0.63%
           Since Inception*          7.49%                     6.75%

Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
                     1 Year          4.15%                     0.15%
                     5 Year          0.79%                     0.79%
           Since Inception*          6.74%                     6.74%

Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
                     1 Year          4.06%                     3.06%
                     5 Year          0.84%                     0.84%
           Since Inception*          6.78%                     6.78%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2002)

                              Class A         Class B          Class C
--------------------------------------------------------------------------------
                     1 Year   -1.51%           -1.75%           1.20%
                    5 Years    0.40%            0.55%           0.56%
            Since Inception*   6.80%            6.79%           6.80%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will vary due to different expenses associated with this class.

While the Fund invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Fund may invest up to 20% of its total assets in mortgage-backed securities, which involve risks described in the prospectus. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date for Classes A, B and C: 9/30/96.


--------------------------------------------------------------------------------
                               ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
November 30, 2002

                                                                      Percent of
Company                                                      Value    Net Assets
--------------------------------------------------------------------------------
ProLogis Trust                                        $ 13,327,276          5.8%
--------------------------------------------------------------------------------
Vornado Realty Trust                                    13,100,284          5.7
--------------------------------------------------------------------------------
Equity Office Properties Trust                          12,853,920          5.6
--------------------------------------------------------------------------------
Simon Property Group, Inc.                              12,633,198          5.5
--------------------------------------------------------------------------------
General Growth Properties, Inc.                         11,297,780          4.9
--------------------------------------------------------------------------------
Apartment Investment &
   Management Co. Cl. A                                 10,340,279          4.5
--------------------------------------------------------------------------------
Developers Diversified Realty Corp.                     10,202,093          4.4
--------------------------------------------------------------------------------
Boston Properties, Inc.                                  9,938,467          4.3
--------------------------------------------------------------------------------
Host Marriott Corp.                                      8,687,925          3.8
--------------------------------------------------------------------------------
Mack-Cali Realty Corp.                                   8,604,000          3.7
--------------------------------------------------------------------------------
                                                      $110,985,222         48.2%
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Six Months Ended November 30, 2002

                                              ----------------------------------
                                                           SHARES
                                              ----------------------------------
Purchases                                         Bought     Holdings 11/30/2002
--------------------------------------------------------------------------------
Apartment Investment & Management
   Co. Cl. A                                      84,900                 276,700
--------------------------------------------------------------------------------
Developers Diversified Realty Corp.              195,500                 463,100
--------------------------------------------------------------------------------
General Growth Properties, Inc.                   77,700                 228,700
--------------------------------------------------------------------------------
Host Marriott Corp.                              522,500                 949,500
--------------------------------------------------------------------------------
Mills Corp.                                      137,500                 264,800
--------------------------------------------------------------------------------
ProLogis Trust                                   224,800                 542,200
--------------------------------------------------------------------------------
Rouse Co.                                        121,300                 246,400
--------------------------------------------------------------------------------
Simon Property Group, Inc.                       190,900                 374,650
--------------------------------------------------------------------------------
United Dominion Realty Trust, Inc.               358,300                 414,300
--------------------------------------------------------------------------------
Vornado Realty Trust                             119,200                 350,650
--------------------------------------------------------------------------------

Sales                                               Sold     Holdings 11/30/2002
--------------------------------------------------------------------------------
Archstone-Smith Trust                              3,500                  93,400
--------------------------------------------------------------------------------
Avalonbay Communities, Inc.                        8,400                  57,600
--------------------------------------------------------------------------------
Brookfield Properties Corp. (Canada)             105,500                     -0-
--------------------------------------------------------------------------------
Essex Property Trust, Inc.                         9,000                  67,400
--------------------------------------------------------------------------------
Gables Residential Trust                          80,500                  47,200
--------------------------------------------------------------------------------
Keystone Property Trust                              700                  71,400
--------------------------------------------------------------------------------
Kimco Realty Corp.                                34,000                 131,000
--------------------------------------------------------------------------------
Mission West Properties, Inc.                     86,600                  71,100
--------------------------------------------------------------------------------
Trizec Properties, Inc.                          263,500                  82,903
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2002

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-96.8%

Real Estate Investment Trusts-95.1%
Apartment-17.0%
Apartment Investment & Management Co.
   Cl. A ............................................   276,700     $ 10,340,279
Archstone-Smith Trust ...............................    93,400        2,157,540
Avalonbay Communities, Inc. .........................    57,600        2,280,960
Camden Property Trust ...............................   202,500        6,882,975
Equity Residential ..................................   243,600        6,362,832
Essex Property Trust, Inc. ..........................    67,400        3,437,400
Gables Residential Trust ............................    47,200        1,165,368
United Dominion Realty Trust, Inc. ..................   414,300        6,429,936
                                                                    ------------
                                                                      39,057,290
                                                                    ------------
Diversified-9.9%
Cousins Properties, Inc. ............................    70,100        1,685,905
iStar Financial, Inc. ...............................   232,400        6,379,380
U.S. Restaurant Properties, Inc. ....................   121,700        1,709,885
Vornado Realty Trust ................................   350,650       13,100,284
                                                                    ------------
                                                                      22,875,454
                                                                    ------------
Healthcare-1.5%
Senior Housing Properties Trust .....................   308,300        3,452,960
                                                                    ------------
Hotels & Restaurants-5.1%
Host Marriott Corp.(a) ..............................   949,500        8,687,925
MeriStar Hospitality Corp. ..........................   407,100        3,004,398
                                                                    ------------
                                                                      11,692,323
                                                                    ------------
Office-20.1%
Alexandria Real Estate Equities, Inc. ...............   123,300        5,029,407
Boston Properties, Inc. .............................   268,100        9,938,467
Corporate Office Properties Trust ...................   222,500        3,032,675
Equity Office Properties Trust ......................   499,958       12,853,920
Mack-Cali Realty Corp. ..............................   286,800        8,604,000
SL Green Realty Corp. ...............................   188,700        5,985,564
Trizec Properties, Inc. .............................    82,903          820,740
                                                                    ------------
                                                                      46,264,773
                                                                    ------------
Office - Industrial Mix-1.8%
Duke Realty Corp. ...................................   139,500        3,487,500
Mission West Properties, Inc. .......................    71,100          722,376
                                                                    ------------
                                                                       4,209,876
                                                                    ------------
Regional Malls-19.3%
General Growth Properties, Inc. .....................   228,700       11,297,780
Macerich Co. ........................................   178,000        5,412,980
Mills Corp. .........................................   264,800        7,732,160
Rouse Co. ...........................................   246,400        7,342,720
Simon Property Group, Inc. ..........................   374,650       12,633,198
                                                                    ------------
                                                                      44,418,838
                                                                    ------------


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Shares or
                                                      Principal
                                                         Amount
Company                                                   (000)     U.S. $ Value
--------------------------------------------------------------------------------

Shopping Centers-11.1%
Developers Diversified Realty Corp. .................   463,100     $ 10,202,093
Equity One, Inc. ....................................   180,300        2,416,020
Heritage Property Investment Trust ..................   125,000        3,100,000
Kimco Realty Corp. ..................................   131,000        4,106,850
Pan Pacific Retail Properties, Inc. .................   158,700        5,665,590
                                                                    ------------
                                                                      25,490,553
                                                                    ------------
Storage-1.0%
Public Storage, Inc. ................................    77,100        2,398,581
                                                                    ------------
Warehouse & Industrial-8.3%
AMB Property Corp. ..................................   168,100        4,647,965
Keystone Property Trust .............................    71,400        1,199,520
ProLogis Trust ......................................   542,200       13,327,276
                                                                    ------------
                                                                      19,174,761
                                                                    ------------
Total Real Estate Investment Trusts .................                219,035,409
                                                                    ------------
Consumer Services-1.7%
Starwood Hotels & Resorts Worldwide, Inc. ...........   155,800        3,946,414
                                                                    ------------
Total Common Stocks
   (Cost $209,564,366) ..............................                222,981,823
                                                                    ------------
SHORT-TERM INVESTMENT-3.2%
Time Deposit-3.2%
Bank of New York
   1.00%, 12/02/02
   (cost $7,300,000) ................................  $  7,300        7,300,000
                                                                    ------------
Total Investments-100.0%
   (cost $216,864,366) ..............................                230,281,823
Other assets less liabilities-0.0% ..................                     18,222
                                                                    ------------
Net Assets-100% .....................................               $230,300,045
                                                                    ============

(a)   Non-income producing security.

      See notes to financial statements.

--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2002

Assets
Investments in securities, at value (cost $216,864,366) ......    $ 230,281,823
Cash .........................................................           92,633
Receivable for capital stock sold ............................        1,236,967
Receivable for investment securities sold ....................          908,986
Dividends and interest receivable ............................          179,520
                                                                  -------------
Total assets .................................................      232,699,929
                                                                  -------------
Liabilities
Payable for capital stock redeemed ...........................        1,881,166
Advisory fee .................................................          166,669
Distribution fee payable .....................................          120,324
Accrued expenses .............................................          231,725
                                                                  -------------
Total liabilities ............................................        2,399,884
                                                                  -------------
Net Assets ...................................................    $ 230,300,045
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $     200,478
Additional paid-in capital ...................................      306,682,577
Accumulated net realized loss on investment
   and foreign currency transactions .........................      (90,000,467)
Net unrealized appreciation of investments ...................       13,417,457
                                                                  -------------
                                                                  $ 230,300,045
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($35,625,413 / 3,092,478 shares of capital stock
   issued and outstanding) ...................................            $11.52
Sales charge--4.25% of public offering price .................               .51
                                                                          ------
Maximum offering price .......................................            $12.03
                                                                          ======
Class B Shares
Net asset value and offering price per share
   ($99,370,357 / 8,656,908 shares of capital stock
   issued and outstanding) ...................................            $11.48
                                                                          ======
Class C Shares
Net asset value and offering price per share
   ($35,844,933 / 3,119,291 shares of capital stock
   issued and outstanding) ...................................            $11.49
                                                                          ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($59,459,342 / 5,179,111 shares of capital stock issued
   and outstanding) ..........................................            $11.48
                                                                          ======
See notes to financial statements.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2002

Investment Income
Dividends (net of foreign taxes
   withheld of $8,569) .......................   $   8,686,044
Interest .....................................         116,981    $   8,803,025
                                                 -------------
Expenses
Advisory fee .................................       1,716,985
Distribution fee--Class A ....................          90,323
Distribution fee--Class B ....................       1,036,422
Distribution fee--Class C ....................         366,388
Transfer agency ..............................         536,135
Administrative ...............................         137,000
Custodian ....................................         127,616
Audit and legal ..............................          97,162
Printing .....................................          86,667
Registration .................................          59,759
Directors' fees ..............................          24,018
Miscellaneous ................................          12,850
                                                 -------------
Total expenses ...............................                        4,291,325
                                                                  -------------
Net investment income ........................                        4,511,700
                                                                  -------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions ...................                        4,122,539
   Foreign currency transactions .............                             (423)
Net change in unrealized
   appreciation/depreciation of investments ..                       (6,090,113)
                                                                  -------------
Net loss on investment and foreign currency
   transactions ..............................                       (1,967,997)
                                                                  -------------
Net Increase in Net Assets from
   Operations ................................                    $   2,543,703
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                  November 30,     November 30,
                                                      2002             2001
                                                 =============    =============
Increase (Decrease) in Net Assets from
Operations
Net investment income ........................   $   4,511,700    $   4,258,759
Net realized gain on investment and
   foreign currency transactions .............       4,122,116        4,823,140
Net change in unrealized
   appreciation/depreciation of
   investments ...............................      (6,090,113)       8,962,804
                                                 -------------    -------------
Net increase in net assets from operations ...       2,543,703       18,044,703
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ...................................        (781,743)        (642,600)
   Class B ...................................      (2,399,564)      (2,681,028)
   Class C ...................................        (844,309)        (870,317)
   Advisor Class .............................        (485,661)         (64,814)
Tax return of capital
   Class A ...................................        (480,876)        (386,012)
   Class B ...................................      (1,476,054)      (1,610,499)
   Class C ...................................        (519,364)        (522,801)
   Advisor Class .............................        (298,746)         (38,934)
Capital Stock Transactions
Net increase (decrease) ......................      78,077,119      (19,302,051)
                                                 -------------    -------------
Total increase (decrease) ....................      73,334,505       (8,074,353)
Net Assets
Beginning of period ..........................     156,965,540      165,039,893
                                                 -------------    -------------
End of period ................................   $ 230,300,045    $ 156,965,540
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2002

NOTE A

Significant Accounting Policies

AllianceBernstein Real Estate Investment Fund, Inc. (the "Fund") was incorporated in the state of Maryland on July 15, 1996 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices of that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the period. Actual results could differ from those estimates.

Significant estimates may include the classification of distributions received by the Fund from the issuers of the Fund's portfolio securities. These distributions may be classified as either dividend income, capital gains or as non-taxable distributions. The final classifications of these distributions cannot be determined until reported to the Fund by the issuers of the Fund's portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Fund will not affect the net assets of the Fund. The reclassification of distributions received by the Fund may require the Fund to reclassify a portion of its distributions to Fund shareholders.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class share (Advisor Class shares have no distribution fee).

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

During the current fiscal year, permanent differences primarily due to tax return of capital, resulted in a net decrease in distributions in excess of net investment income, a decrease in accumulated net realized loss on investments and foreign currency transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .90 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $137,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2002.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $348,091 for the year ended November 30, 2002.

For the year ended November 30, 2002, the Fund's expenses were reduced by $550 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc., (the "Distributor") a wholly-owned subsidiary of the Adviser serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $153,242 from Class A shares and $789, $128,362 and $5,540 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2002.


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Brokerage commissions paid on investment transactions for the year ended November 30, 2002, amounted to $410,845, of which $3,285 was paid to Sanford C. Bernstein Co., LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $11,433,904 and $1,451,717, for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government or government agency obligations) aggregated $140,056,610 and $67,821,804, respectively, for the year ended November 30, 2002. There were no purchases or sales of U.S. government or government agency obligations for the year ended November 30, 2002.

At November 30, 2002, the cost of investments for federal income tax purposes was $218,193,742. Accordingly, gross unrealized appreciation of investments was $19,431,153 and gross unrealized depreciation of investments was $7,343,072 resulting in net unrealized appreciation of $12,088,081 .


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE E

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2002 and November 30, 2001 were as follows:

                                                      2002               2001
                                                   ==========         ==========
Distributions paid from:
   Ordinary Income .......................         $4,511,277         $4,258,759
                                                   ----------         ----------
Total taxable distributions ..............          4,511,277          4,258,759
   Total return of capital ...............          2,775,040          2,558,246
                                                   ----------         ----------
Total distributions paid .................         $7,286,317         $6,817,005
                                                   ----------         ----------


As of November 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ...................        $(88,671,091)(a)
Unrealized appreciation/(depreciation) .................          12,088,081(b)
                                                                ------------
Total accumulated earnings/(deficit) ...................        $(76,583,010)
                                                                ------------

(a) On November 30, 2002, the Fund had a net capital loss carryforward of $88,671,091, of which $308,395 expires in the year 2006 $48,419,826 expires in the year 2007 and $39,942,870 expires in 2008. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE F

Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                      ---------------------------   ----------------------------
                                 Shares                       Amount
                      ---------------------------   ----------------------------
                        Year Ended     Year Ended     Year Ended     Year Ended
                      November 30,   November 30,   November 30,   November 30,
                              2002           2001           2002           2001
                      ----------------------------------------------------------
Class A
Shares sold              3,752,080      1,589,311   $ 44,679,869   $ 17,669,757
--------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of dividends and
  distributions             79,323         63,658        954,926        697,903
--------------------------------------------------------------------------------
Shares converted
  from Class B             214,822         27,075      2,503,795        308,335
--------------------------------------------------------------------------------
Shares redeemed         (2,908,747)    (1,682,020)   (34,221,262)   (18,696,637)
--------------------------------------------------------------------------------
Net increase
  (decrease)             1,137,478         (1,976)  $ 13,917,328   $    (20,642)
================================================================================
Class B
Shares sold              2,963,213      1,522,333   $ 35,892,929   $ 17,077,505
--------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of dividends and
  distributions            185,672        194,434      2,227,895      2,131,084
--------------------------------------------------------------------------------
Shares converted
  to Class A              (215,424)       (27,111)    (2,503,795)      (308,335)
--------------------------------------------------------------------------------
Shares redeemed         (2,840,848)    (3,301,848)   (33,585,981)   (36,807,637)
--------------------------------------------------------------------------------
Net increase
  (decrease)                92,613     (1,612,192)  $  2,031,048   $(17,907,383)
================================================================================
Class C
Shares sold              1,057,306        848,859   $ 12,764,590   $  9,433,863
--------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of dividends and
  distributions             51,715         53,673        621,319        588,691
--------------------------------------------------------------------------------
Shares redeemed         (1,018,813)    (1,003,211)   (12,103,557)   (11,177,553)
--------------------------------------------------------------------------------
Net increase
  (decrease)                90,208       (100,679)  $  1,282,352   $ (1,154,999)
================================================================================


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                      ---------------------------   ----------------------------
                                 Shares                       Amount
                      ---------------------------   ----------------------------
                        Year Ended     Year Ended     Year Ended     Year Ended
                      November 30,   November 30,   November 30,   November 30,
                              2002           2001           2002           2001
                      ----------------------------------------------------------
Advisor Class
Shares sold              5,183,243         12,393   $ 62,778,715   $    141,371
--------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of dividends and
  distributions             63,399          5,302        749,710         58,046
--------------------------------------------------------------------------------
Shares redeemed           (227,394)       (37,562)    (2,682,034)      (418,444)
--------------------------------------------------------------------------------
Net increase
  (decrease)             5,019,248        (19,867)  $ 60,846,391   $   (219,027)
================================================================================

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2002.


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                    -----------------------------------------------------------------------------
                                                                       Class A
                                    -----------------------------------------------------------------------------
                                                          September 1,
                                           Year Ended          2000 to
                                          November 30,        November               Year Ended August 31,
                                    ---------------------          30,        -----------------------------------
                                        2002         2001        2000*            2000         1999         1998
                                    -----------------------------------------------------------------------------
Net asset value,
  beginning of period ...........   $  11.47     $  10.70     $  10.85        $  10.19     $  10.47     $  12.80
                                    -----------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ........        .34          .32          .13             .37          .46          .52
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ..................        .23          .97         (.13)            .89         (.06)       (2.33)
                                    -----------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ...        .57         1.29          -0-            1.26          .40        (1.81)
                                    -----------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .............       (.32)        (.32)        (.10)           (.42)        (.46)        (.51)
Distributions in excess of net
  investment income .............         -0-          -0-          -0-             -0-        (.10)          -0-
Distributions from net realized
  gain on investments ...........         -0-          -0-          -0-             -0-        (.10)        (.01)
Tax return of capital ...........       (.20)        (.20)        (.05)           (.18)        (.02)          -0-
                                    -----------------------------------------------------------------------------
Total dividends and distributions       (.52)        (.52)        (.15)           (.60)        (.68)        (.52)
                                    -----------------------------------------------------------------------------
Net asset value, end of period ..   $  11.52     $  11.47     $  10.70        $  10.85     $  10.19     $  10.47
                                    =============================================================================
Total Return
Total investment return based
  on net asset value(b) .........       4.85%       12.33%        (.05)%         13.46%        3.86%      (14.90)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............   $ 35,626     $ 22,422     $ 20,942        $ 22,221     $ 35,299     $ 51,214
Ratio to average net assets of:
  Expenses ......................       1.75%        1.78%        1.87%(c)        1.71%        1.58%        1.55%
  Net investment income .........       2.87%        2.84%        4.98%(c)        3.81%        4.57%        3.87%
Portfolio turnover rate .........         37%          40%           6%             26%          29%          23%

See footnote summary on page 27.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                    -----------------------------------------------------------------------------
                                                                       Class B
                                    -----------------------------------------------------------------------------
                                                          September 1,
                                           Year Ended          2000 to
                                          November 30,        November               Year Ended August 31,
                                    ---------------------          30,        -----------------------------------
                                        2002         2001        2000*            2000         1999         1998
                                    -----------------------------------------------------------------------------
Net asset value,
  beginning of period ...........   $  11.44     $  10.68     $  10.84        $  10.17     $  10.44     $  12.79
                                    -----------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ........        .28          .28          .11             .30          .38          .42
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ..................        .21          .93         (.14)            .89         (.05)       (2.33)
                                    -----------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ...        .49         1.21         (.03)           1.19          .33        (1.91)
                                    -----------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .............       (.28)        (.28)        (.09)           (.36)        (.38)        (.43)
Distributions in excess of net
  investment income .............         -0-          -0-          -0-             -0-        (.10)          -0-
Distributions from net realized
  gain on investments ...........         -0-          -0-          -0-             -0-        (.10)        (.01)
Tax return of capital ...........       (.17)        (.17)        (.04)           (.16)        (.02)          -0-
                                    -----------------------------------------------------------------------------
Total dividends and distributions       (.45)        (.45)        (.13)           (.52)        (.60)        (.44)
                                    -----------------------------------------------------------------------------
Net asset value, end of period ..   $  11.48     $  11.44     $  10.68        $  10.84     $  10.17     $  10.44
                                    =============================================================================
Total Return
Total investment return based
  on net asset value(b) .........       4.15%       11.53%        (.31)%         12.68%        3.20%      (15.56)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............   $ 99,370     $ 98,014     $108,711        $113,542     $168,741     $268,856
Ratio to average net assets of:
  Expenses ......................       2.47%        2.50%        2.57%(c)        2.41%        2.31%        2.26%
  Net investment income .........       2.35%        2.53%        4.22%(c)        3.13%        3.82%        3.16%
Portfolio turnover rate .........         37%          40%           6%             26%          29%          23%

See footnote summary on page 27.


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                    -----------------------------------------------------------------------------
                                                                       Class C
                                    -----------------------------------------------------------------------------
                                                          September 1,
                                           Year Ended          2000 to
                                          November 30,        November               Year Ended August 31,
                                    ---------------------          30,        -----------------------------------
                                        2002         2001        2000*            2000         1999         1998
                                    -----------------------------------------------------------------------------
Net asset value,
  beginning of period ...........   $  11.46     $  10.69     $  10.85        $  10.17     $  10.44     $  12.79
                                    -----------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ........        .28          .28          .11             .29          .38          .42
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ..................        .20          .94         (.14)            .91         (.05)       (2.33)
                                    -----------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ...        .48         1.22         (.03)           1.20          .33        (1.91)
                                    -----------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .............       (.28)        (.28)        (.09)           (.36)        (.38)        (.43)
Distributions in excess of net
  investment income .............         -0-          -0-          -0-             -0-        (.10)          -0-
Distributions from net realized
  gain on investments ...........         -0-          -0-          -0-             -0-        (.10)        (.01)
Tax return of capital ...........       (.17)        (.17)        (.04)           (.16)        (.02)          -0-
                                    -----------------------------------------------------------------------------
Total dividends and distributions       (.45)        (.45)        (.13)           (.52)        (.60)        (.44)
                                    -----------------------------------------------------------------------------
Net asset value, end of period ..   $  11.49     $  11.46     $  10.69        $  10.85     $  10.17     $  10.44
                                    =============================================================================
Total Return
Total investment return based on
  net asset value(b) ............       4.06%       11.62%        (.31)%         12.78%        3.20%      (15.56)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............   $ 35,845     $ 34,699     $ 33,463        $ 34,217     $ 44,739     $ 69,575
Ratio to average net assets of:
  Expenses ......................       2.46%        2.49%        2.58%(c)        2.40%        2.30%        2.26%
  Net investment income .........       2.35%        2.50%        4.21%(c)        3.02%        3.77%        3.15%
Portfolio turnover rate .........         37%          40%           6%             26%          29%          23%

See footnote summary on page 27.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                    -----------------------------------------------------------------------------
                                                                    Advisor Class
                                    -----------------------------------------------------------------------------
                                                          September 1,
                                           Year Ended          2000 to
                                          November 30,        November               Year Ended August 31,
                                    ---------------------          30,        -----------------------------------
                                        2002         2001        2000*            2000         1999         1998
                                    -----------------------------------------------------------------------------
Net asset value,
  beginning of period ...........   $  11.46     $  10.71     $  10.87        $  10.20     $  10.48     $  12.82
                                    -----------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ........        .21          .37          .14             .38          .48          .55
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ..................        .39          .96         (.14)            .92         (.05)       (2.34)
                                    -----------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ...        .60         1.33          -0-            1.30          .43        (1.79)
                                    -----------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .............       (.36)        (.37)        (.11)           (.44)        (.48)        (.54)
Distributions in excess of net
  investment income .............        -0-          -0-          -0-             -0-         (.11)         -0-
Distributions from net realized
  gain on investments ...........        -0-          -0-          -0-             -0-         (.10)        (.01)
Tax return of capital ...........       (.22)        (.21)        (.05)           (.19)        (.02)         -0-
                                    -----------------------------------------------------------------------------
Total dividends and distributions       (.58)        (.58)        (.16)           (.63)        (.71)        (.55)
                                    -----------------------------------------------------------------------------
Net asset value, end of period ..   $  11.48     $  11.46     $  10.71        $  10.87     $  10.20     $  10.48
                                    =============================================================================
Total Return
Total investment return based on
  net asset value(b) ............       5.12%       12.74%        (.07)%         13.94%        4.18%      (14.74)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............   $ 59,459     $  1,831     $  1,925        $  1,943     $  2,270     $  2,899
Ratio to average net assets of:
  Expenses ......................       1.51%        1.48%        1.58%(c)        1.40%        1.30%        1.25%
  Net investment income .........       1.73%        3.27%        5.21%(c)        3.83%        4.75%        4.08%
Portfolio turnover rate .........         37%          40%           6%             26%          29%          23%

See footnote summary on page 27.


--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)   Annualized.

* During the year 2000 the Fund changed its fiscal year end from August 31 to November 30.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 27

---------------------------
REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS
---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of AllianceBernstein Real Estate Investment Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Real Estate Investment Fund, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Real Estate Investment Fund, Inc. at November 30, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP

New York, New York
January 13, 2003


--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

NYSE

The New York Stock Exchange.

real estate investment trust (REIT)

A security which invests only in real estate and mortgage-backed securities.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

share

A unit which represents ownership in a mutual fund or stock.

valuation

The process of determining the value of an asset or company.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 29

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.


--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge -- a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 31

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Howard E. Hassler(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Daniel G. Pine, Senior Vice President
Thomas Bardong, Vice President
David A. Kruth, Vice President
Edmund P. Bergan Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                 PORTFOLIOS
                                                                                   IN FUND          OTHER
NAME, AGE OF DIRECTOR,                         PRINCIPAL                           COMPLEX      DIRECTORSHIPS
      ADDRESS                                OCCUPATION(S)                        OVERSEEN BY      HELD BY
 (YEARS OF SERVICE*)                       DURING PAST 5 YEARS                     DIRECTORS      DIRECTORS
--------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,**, 57              President, Chief Operating Officer and a           114             None
1345 Avenue of the                 Director of ACMC, with which he has
Americas                           been associated since prior to 1998.
New York, NY 10105
(6)

DISINTERESTED DIRECTORS

Ruth Block, #+, 72                 Formerly an Executive Vice President and            93             None
P.O. Box 4623                      Chief Insurance Officer of The
Stamford, CT 06903                 Equitable Life Assurance Society of the
(6)                                United States; Chairman and Chief
                                   Executive Officer of Evlico. Formerly a
                                   Director of Avon, BP Amoco Corporation
                                   (oil and gas), Ecolab Incorporated (spe-
                                   cialty chemicals), Tandem Financial Group,
                                   and Donaldson Lufkin & Jenrette Securities
                                   Corporation.

David H. Dievler, #+, 73           Independent consultant. Until December              98             None
P.O. Box 167                       1994 he was Senior Vice President
Spring Lake, NJ 07762              of ACMC responsible for mutual fund
(6)                                administration. Prior to joining ACMC
                                   in 1984 he was Chief Financial Officer of
                                   Eberstadt Asset Management since 1968.
                                   Prior to that he was a Senior Manager at
                                   Price Waterhouse & Co. Member of
                                   American Institute of Certified Public
                                   Accountants since 1953.

John H. Dobkin, #+, 60             Consultant. He was formerly a Senior                94             None
P.O. Box 12                        Advisor from June 1999 - June 2000 and
Annandale, NY 12504                President of Historic Hudson Valley
(6)                                (December 1989 - May 1999). Previously,
                                   Director of the National Academy of
                                   Design and during 1988-92, he was
                                   Director and Chairman of the Audit
                                   Committee of ACMC.

William H. Foulk, Jr., #+, 70      Investment adviser and an independent              110             None
2 Sound View Drive                 consultant. He was formerly Senior
Suite 100                          Manager of Barrett Associates, Inc.,
Greenwich, CT 06830                a registered investment adviser, with
(6)                                which he had been associated since
                                   prior to 1998. He was formerly Deputy
                                   Comptroller of the State of New York
                                   and, prior thereto, Chief Investment
                                   Officer of the New York Bank for
                                   Savings.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 33

----------------------
MANAGEMENT OF THE FUND
----------------------

                                                                                 PORTFOLIOS
                                                                                   IN FUND          OTHER
NAME, AGE OF DIRECTOR,                         PRINCIPAL                           COMPLEX      DIRECTORSHIPS
      ADDRESS                                OCCUPATION(S)                        OVERSEEN BY      HELD BY
 (YEARS OF SERVICE*)                       DURING PAST 5 YEARS                     DIRECTORS      DIRECTORS
--------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Howard E. Hassler, #+, 73          Currently a consultant specializing in              1           None
25 Sutton Place South              retailing, finance and real estate. Former
New York, NY 10022                 Chairman and Chief Executive Officer
(6)                                of Brooks Fashion Stores, Inc. (specialty
                                   clothing stores); former Chairman,
                                   President and Chief Operating Officer
                                   of Allied Stores Corporation (department
                                   and specialty stores), 1987; Executive
                                   Vice President, Chief Financial and
                                   Accounting Officer and Director,
                                   Allied Stores Corporation from
                                   June 1984 to June 1987.

Clifford L. Michel, #+, 63         Senior Counsel of the law firm of Cahill          93           Placer Dome
15 St. Bernard's Road              Gordon & Reindel since February 2001                           Inc.
Gladstone, NJ 07934                and a partner of that firm for more than
(6)                                twenty-five years prior thereto. He is
                                   President and Chief Executive Officer of
                                   Wenonah Development Company
                                   (investments) and a Director of Placer
                                   Dome Inc. (mining).

Donald J. Robinson, #+, 68         Senior Counsel to the law firm of Orrick,        92            None
98 Hell's Peak Road                Herrington & Sutcliffe since prior to
Weston, VT 05161                   1998. Formerly a senior partner and a member
(6)                                of the Executive Committee of that firm.
                                   Formerly a member and Chairman of the
                                   Municipal Securities Rulemaking Board and
                                   Trustee of the Museum of the City of New York.

*     There is no stated term of office for the Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, of the Fund because of an affiliation with Alliance.
#     Member of the Audit Committee.
+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.

                                     Principal Position(s)             Principal Occupation
Name, Address* and Age                  Held with Fund                 During Past 5 Years
---------------------------------------------------------------------------------------------------------
John D. Carifa, 57                  Chairman and President       See biography above.

Daniel G. Pine, 51                  Senior Vice President        Senior Vice President of ACMC**, with
                                                                 which he has been associated since prior
                                                                 to 1998.

David A. Kruth, 39                  Vice President               Vice President of ACMC**, with which
                                                                 he has been associated since 1998.

Thomas J. Bardong, 57               Vice President               Senior Vice President of ACMC**, with
                                                                 which he has been associated since prior
                                                                 to 1998.

Edmund P. Bergan, Jr., 52           Secretary                    Senior Vice President and the General
                                                                 Counsel of Alliance Fund Distributors,
                                                                 Inc. ("AFD")** and Alliance Global
                                                                 Investor Services, Inc. ("AGIS")**, with
                                                                 which he has been associated since prior
                                                                 to 1998.

Mark D. Gersten, 52                 Treasurer and Chief          Senior Vice President of AGIS** and
                                    Financial Officer            a Vice President of AFD**, with which
                                                                 he has been associated since prior to
                                                                 1998.

Vincent S. Noto, 37                 Controller                   Vice President of AGIS**, with which he
                                                                 has been associated since prior to 1998.

* The address for each of the Fund's Officers, unless otherwise indicated, is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 35

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

AllianceBernstein Real Estate Investment Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

ACBVIREITAR1102